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                               AMENDMENT NO. 3 TO
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                     BRANDYWINE OPERATING PARTNERSHIP, L.P.


                  This Amendment No. 3 dated May 23, 1997 to Agreement of Limited Partnership dated August 22, 1996, as amended by Amendment No. 1 dated November 6, 1996 and Amendment No. 2 dated December 18, 1996, by and among BRANDYWINE REALTY TRUST, a Maryland real estate investment trust as general partner (the "General Partner"), and the PERSONS NAMED IN EXHIBIT "A" attached hereto, as limited partners (the "Limited Partners"). The General Partner and the Limited Partners are sometimes referred to individually as a "Partner" and collectively as the "Partners".

                                   BACKGROUND

                  A. The General Partner and the Limited Partners have entered into an Agreement of Limited Partnership of Brandywine Operating Partnership, L.P. dated August 22, 1996, as amended by Amendment No. 1 dated November 6, 1996 and Amendment No. 2 dated December 18, 1996, (the "Partnership Agreement"). Capitalized terms not defined herein shall have the meanings given to such terms in the Partnership Agreement.

                  B. The General Partner and the Limited Partners desire to amend the Partnership Agreement as provided in this Amendment No. 3 to the Partnership Agreement.

                  Accordingly, intending to be legally bound, the parties hereto agree as follows:

                  1. The last sentence of Section 3.2(a), which reads "Otherwise, no additional Class A Units may be issued" is hereby deleted.

                  2. No Other Amendments. This Amendment does not amend the Partnership Agreement in any respect except as expressly provided herein, and the Partnership Agreement, as amended by this Amendment No. 3, shall continue in full force and effect after the date hereof in accordance with its terms.



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                  3. Effective Time of Amendment. This Amendment No. 3 shall become effective as of May 23, 1997 upon the execution and delivery of this Amendment No. 3 by the General Partner, and the holders of 75% or more of the outstanding Class A Units (as of the date of this Amendment).

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement or caused this Agreement to be executed as of the date and year first above written.

                                GENERAL PARTNER:

                                BRANDYWINE REALTY TRUST

                                By: /s/ Gerard H. Sweeney
---------------                     --------------------------------------
                                    Name:    Gerard H. Sweeney
                                             President


                                CLASS A LIMITED PARTNERS:

                                Safeguard Scientifics (Delaware), Inc.

                                By: /s/ Gerald Wilk
---------------                     --------------------------------------
                                    Name: Gerald Wilk
                                    Title:   Vice President


                                THE NICHOLS COMPANY

                                By: /s/ Anthony A. Nichols
---------------                     --------------------------------------
                                    Anthony A. Nichols, President



                                 /s/ Brian Belcher
---------------                  -----------------------------------------
                                 Brian Belcher